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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2001

                              IONICS, INCORPORATED
                              --------------------
             (Exact name of Registrant as specified in its charter)

                         65 GROVE STREET, WATERTOWN, MA
                         ------------------------------
                    (Address of principal executive offices)

           MASSACHUSETTS                                         1-7211
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State or other jurisdiction of Incorporation            (Commission File Number)

                                   04-2068530
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                        (IRS Employer Identification No.)

                                      02472
                                      -----
                                   (Zip Code)

                                 (617) 926-2500
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               Registrant's telephone number, including area code




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            On November 30, 2001, Ionics, Incorporated, a Massachusetts corporation ("Ionics"), entered into the Master Agreement (the "Agreement") by and between Ionics and The Perrier Group of America, Inc., a Delaware corporation ("Buyer"), providing for the disposition by Ionics of its Aqua Cool Pure Bottled Water business in the United States, the United Kingdom and France to Buyer (the "Transaction"). This business involved the sale and distribution of bottled water and beverage services supplies, and the lease, sale and distribution of bottled water coolers and beverage service equipment to homes and businesses. The purchase price was approximately $220 million in cash, subject to certain adjustments, and the assumption of specified liabilities. The Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference. On December 31, 2001, Ionics and Buyer consummated the Transaction.

            With respect to the portion of the Aqua Cool business in the United States and the United Kingdom, the Transaction was structured as an asset disposition by Ionics and Ionics (U.K.) Limited, a direct wholly owned subsidiary of Ionics. The French Aqua Cool business was disposed of through the sale of all of the shares of capital stock of Aqua Cool, S.A., an indirect wholly owned subsidiary of Ionics, by Ionics France, S.A., a direct wholly owned subsidiary of Ionics. The terms of the Transaction were the result of arm's-length negotiations between Ionics and Buyer.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (b)  Pro Forma Financial Information.
                 -------------------------------

            The following unaudited consolidated condensed pro forma financial statements are included as Exhibit 99.1 to this report and incorporated herein by reference:

                 Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2001

                 Unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine months ended September 30, 2001

                 Unaudited Pro Forma Consolidated Condensed Statement of Operations for the fiscal year ended December 31, 2000

                 Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

            (c)  Exhibits.

            Exhibit No.               Description
            -----------               -----------

            2.1 Master Agreement dated as of November 30, 2001 by and between The Perrier Group of America, Inc. and Ionics, Incorporated

            99.1 The following unaudited pro forma consolidated condensed financial statements:

                                 Unaudited Pro Forma Consolidated Condensed
                                 Balance Sheet as of September 30, 2001

                                 Unaudited Pro Forma Consolidated Condensed
                                 Statement of Operations for the nine months ended September 30, 2001

                                 Unaudited Pro Forma Consolidated Condensed
                                 Statement of Operations for the fiscal year ended December 31, 2000

                                 Notes to Unaudited Pro Forma Consolidated
                                 Condensed Financial Statements
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Ionics has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IONICS, INCORPORATED


January 15, 2002                              By: /s/ Stephen Korn
                                                 -------------------------------
                                              Name: Stephen Korn
                                              Title:  Vice President and General
                                                      Counsel
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EXHIBIT INDEX

            Exhibit No.               Description
            -----------               -----------

            2.1 Master Agreement dated as of November 30, 2001 by and between The Perrier Group of America, Inc. and Ionics, Incorporated

            99.1 The following unaudited consolidated condensed pro forma financial statements:

                                 Unaudited Pro Forma Consolidated Condensed
                                 Balance Sheet as of September 30, 2001

                                 Unaudited Pro Forma Consolidated Condensed
                                 Statement of Operations for the nine months ended September 30, 2001

                                 Unaudited Pro Forma Consolidated Condensed
                                 Combined Statement of Operations for the fiscal year ended December 31, 2000

                                 Notes to Unaudited Pro Forma Consolidated
                                 Condensed Financial Statements